Exhibit 10.11.2

October 19, 2010

CBL & Associates Limited Partnership
c/o CBL & Associates Properties, Inc.
2030 Hamilton Place Blvd., Suite 500
Chattanooga, Tennessee 37421-6000
Attention:  Chief Financial Officer

CBL & Associates Limited Partnership
c/o CBL & Associates Properties, Inc.
2030 Hamilton Place Blvd., Suite 500
Chattanooga, Tennessee 37421-6000
Attention:  Finance Counsel

Re:
Second Amended & Restated Credit Agreement (as amended, the "Credit Agreement") by and among CBL & Associates Limited Partnership, as Borrower, CBL & Associates Properties, Inc., as Parent, the Financial Institutions party thereto and their assignees under Section 13.6, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent

To Whom It May Concern:

This letter is to confirm that the Administrative Agent and Lenders have unanimously agreed:

(i)	to waive the requirement that Wausau Mall, the final Conditionally Approved Eligible Property, be added to the Borrowing Base Properties; and

(ii)
that the Full Collateralization Date has occurred (notwithstanding that Wausau Mall will not be added to the Borrowing Base Properties), such that (x) Lenders will begin making Loans for all uses permitted by Section 8.8 of the Loan Agreement, and (y) all Loans shall be deemed Revolving Loans, such that Borrower may reborrrow Loans which are repaid.

Such agreement is conditioned upon, and by acknowledging this letter Borrower and Parent hereby acknowledge and agree that, (i) Borrower has voluntarily reduced the Revolving Commitment to $520,000,000, and (ii) the Third Benchmark Period shall commence as of the date hereof (rather than on January 1, 2011).

Sincerely

Wells Fargo Bank, National Association

/s/ Kerry Richards
Kerry Richards

Acknowledged and agreed to
this 22nd day of October, 2010

CBL & ASSOCIATES LIMITED PARTNERSHIP

By:	CBL Holdings I, In.c
tis sole general partner

	By:	/s/ Farzana K. Mitchell
	Name:	Farzana K. Mitchell
	Title:	Executive Vice President - Finance

CBL & ASSOCIATES PROPERTIES, INC.

By:	/s/ Farzana K. Mitchell
Name:	Farzana K. Mitchell
Title:	Executive Vice President - Finance